Exhibit 99.1

Kraft Foods Inc. and Subsidiaries

Restatement for Discontinued Operations - Net Revenues

Full Year 2006 and Quarterly 2007

($ in millions)

(Unaudited)

	2006 Year	2007
		Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
U.S. Beverages	$2,886	$777	$788	$712	$713	$2,990
U.S. Cheese	3,544	880	884	859	1,122	3,745
U.S. Convenient Meals	3,697	960	1,012	995	938	3,905
U.S. Grocery	3,225	781	873	757	866	3,277
U.S. Snacks & Cereals	5,810	1,396	1,464	1,475	1,519	5,854
Canada & N.A. Foodservice	3,956	908	1,041	1,080	1,139	4,168

North America	23,118	5,702	6,062	5,878	6,297	23,939

European Union	6,672	1,750	1,841	1,855	2,508	7,954
Developing Markets	4,566	1,134	1,302	1,321	1,591	5,348

International	11,238	2,884	3,143	3,176	4,099	13,302

Net Revenues - As Reported	$34,356	$8,586	$9,205	$9,054	$10,396	$37,241

Impact of Discontinued Operations
U.S. Snacks & Cereals	(976)	(237)	(262)	(255)	(221)	(975)
Canada & N.A. Foodservice	(82)	(20)	(20)	(27)	(21)	(88)
European Union	(3)	(1)	(1)	—	(1)	(3)
Developing Markets	(39)	(8)	(11)	(12)	(10)	(41)

Net Revenues - As Restated
U.S. Beverages	$2,886	$777	$788	$712	$713	$2,990
U.S. Cheese	3,544	880	884	859	1,122	3,745
U.S. Convenient Meals	3,697	960	1,012	995	938	3,905
U.S. Grocery	3,225	781	873	757	866	3,277
U.S. Snacks	4,834	1,159	1,202	1,220	1,298	4,879
Canada & N.A. Foodservice	3,874	888	1,021	1,053	1,118	4,080

North America	22,060	5,445	5,780	5,596	6,055	22,876

European Union	6,669	1,749	1,840	1,855	2,507	7,951
Developing Markets	4,527	1,126	1,291	1,309	1,581	5,307

International	11,196	2,875	3,131	3,164	4,088	13,258

Net Revenues - As Restated	$33,256	$8,320	$8,911	$8,760	$10,143	$36,134

Kraft Foods Inc. and Subsidiaries

Restatement for Discontinued Operations - Net Revenues

2008

($ in millions)

(Unaudited)

	Q1	Q2	First Half
Net Revenues - As Reported
U.S. Beverages	$772	$789	$1,561
U.S. Cheese	957	972	1,929
U.S. Convenient Meals	1,032	1,089	2,121
U.S. Grocery	792	912	1,704
U.S. Snacks & Cereals	1,430	1,539	2,969
Canada & N.A. Foodservice	1,050	1,170	2,220

North America	6,033	6,471	12,504

European Union	2,719	2,915	5,634
Developing Markets	1,620	1,790	3,410

International	4,339	4,705	9,044

Net Revenues - As Reported	$10,372	$11,176	$21,548

Impact of Discontinued Operations
U.S. Snacks & Cereals	(240)	(267)	(507)
Canada & N.A. Foodservice	(21)	(29)	(50)
European Union	(1)	(1)	(2)
Developing Markets	(8)	(9)	(17)

Net Revenues - As Restated
U.S. Beverages	$772	$789	$1,561
U.S. Cheese	957	972	1,929
U.S. Convenient Meals	1,032	1,089	2,121
U.S. Grocery	792	912	1,704
U.S. Snacks	1,190	1,272	2,462
Canada & N.A. Foodservice	1,029	1,141	2,170

North America	5,772	6,175	11,947

European Union	2,718	2,914	5,632
Developing Markets	1,612	1,781	3,393

International	4,330	4,695	9,025

Net Revenues - As Restated	$10,102	$10,870	$20,972

Kraft Foods Inc. and Subsidiaries

Restatement for Discontinued Operations - Operating Income

Full Year 2006 and Quarterly 2007

($ in millions)

(Unaudited)

	2006 Year	2007
		Q1	Q2	Q3	Q4	Year
Operating Income
Segment Operating Income:
U.S. Beverages	$204	$138	$132	$(12)	$58	$316
U.S. Cheese	660	149	83	91	77	400
U.S. Convenient Meals	412	107	113	93	74	387
U.S. Grocery	1,254	247	276	219	270	1,012
U.S. Snacks & Cereals	774	231	251	240	217	939
Canada & N.A. Foodservice	449	83	115	139	81	418

North America	3,753	955	970	770	777	3,472

European Union	548	118	125	129	199	571
Developing Markets	416	93	136	137	125	491

International	964	211	261	266	324	1,062

Unrealized G/(L) on Hedging Activity	—	8	4	(6)	10	16
General Corporate Expenses	(189)	(50)	(43)	(46)	(67)	(206)
Amortization of Intangibles	(7)	(2)	(4)	(3)	(4)	(13)

Operating Income	$4,521	$1,122	$1,188	$981	$1,040	$4,331

Impact of Discontinued Operations
U.S. Snacks & Cereals	(330)	(76)	(96)	(83)	(77)	(332)
Canada & N.A. Foodservice	(23)	(4)	(5)	(8)	3	(14)
European Union	(1)	—	(1)	—	(1)	(2)
Developing Markets	(13)	(3)	(4)	(5)	(5)	(17)

Operating Income - As Restated
Segment Operating Income:
U.S. Beverages	$204	$138	$132	$(12)	$58	$316
U.S. Cheese	660	149	83	91	77	400
U.S. Convenient Meals	412	107	113	93	74	387
U.S. Grocery	1,254	247	276	219	270	1,012
U.S. Snacks	444	155	155	157	140	607
Canada & N.A. Foodservice	426	79	110	131	84	404

North America	3,400	875	869	679	703	3,126

European Union	547	118	124	129	198	569
Developing Markets	403	90	132	132	120	474

International	950	208	256	261	318	1,043

Unrealized G/(L) on Hedging Activity	—	8	4	(6)	10	16
General Corporate Expenses	(189)	(50)	(43)	(46)	(67)	(206)
Amortization of Intangibles	(7)	(2)	(4)	(3)	(4)	(13)

Operating Income - As Restated	$4,154	$1,039	$1,082	$885	$960	$3,966

Kraft Foods Inc. and Subsidiaries

Restatement for Discontinued Operations - Operating Income

2008

($ in millions)

(Unaudited)

	Q1	Q2	First Half
Operating Income
Segment Operating Income:
U.S. Beverages	$137	$141	$278
U.S. Cheese	115	125	240
U.S. Convenient Meals	105	122	227
U.S. Grocery	240	304	544
U.S. Snacks & Cereals	174	292	466
Canada & N.A. Foodservice	111	140	251

North America	882	1,124	2,006

European Union	170	164	334
Developing Markets	148	196	344

International	318	360	678

Unrealized G/(L) on Hedging Activity	25	78	103
General Corporate Expenses	(53)	(48)	(101)
Amortization of Intangibles	(7)	(4)	(11)

Operating Income	$1,165	$1,510	$2,675

Impact of Discontinued Operations
U.S. Snacks & Cereals	(78)	(94)	(172)
Canada & N.A. Foodservice	(4)	(11)	(15)
European Union	—	(1)	(1)
Developing Markets	(4)	(4)	(8)

Operating Income - As Restated
Segment Operating Income:
U.S. Beverages	$137	$141	$278
U.S. Cheese	115	125	240
U.S. Convenient Meals	105	122	227
U.S. Grocery	240	304	544
U.S. Snacks	96	198	294
Canada & N.A. Foodservice	107	129	236

North America	800	1,019	1,819

European Union	170	163	333
Developing Markets	144	192	336

International	314	355	669

Unrealized G/(L) on Hedging Activity	25	78	103
General Corporate Expenses	(53)	(48)	(101)
Amortization of Intangibles	(7)	(4)	(11)

Operating Income - As Restated	$1,079	$1,400	$2,479

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2007 Reconciliation

U.S. Beverages	$2,990	$(72)	$—	$—	$2,918	3.6%	5.2%	1.8	pp	2.5	pp	0.9	pp
U.S. Cheese	3,745	—	—	—	3,745	5.7%	5.7%	0.2		0.8		4.7
U.S. Convenient Meals	3,905	—	—	—	3,905	5.6%	5.6%	3.4		1.6		0.6
U.S. Grocery	3,277	—	—	—	3,277	1.6%	3.5%	(0.6)		2.1		2.0
U.S. Snacks	4,879	(9)	—	—	4,870	0.9%	3.5%	1.6		2.0		(0.1)
Canada & N.A. Foodservice	4,080	(15)	—	(113)	3,952	5.3%	3.9%	(0.3)		0.3		3.9

North America	$22,876	$(96)	$—	$(113)	$22,667	3.7%	4.5%	1.0		1.6		1.9

European Union	7,951	(177)	(226)	(696)	6,852	19.2%	3.8%	3.5		1.9		(1.6)
Developing Markets	5,307	—	(7)	(250)	5,050	17.2%	11.6%	4.0		2.5		5.1

International	$13,258	$(177)	$(233)	$(946)	$11,902	18.4%	6.9%	3.8		1.9		1.2

Kraft Foods	$36,134	$(273)	$(233)	$(1,059)	$34,569	8.7%	5.3%	1.8	pp	1.8	pp	1.7	pp

2006 Reconciliation
U.S. Beverages	$2,886	$(112)	$—	$—	$2,774
U.S. Cheese	3,544	—	—	—	3,544
U.S. Convenient Meals	3,697	—	—	—	3,697
U.S. Grocery	3,225	(59)	—	—	3,166
U.S. Snacks	4,834	(127)	—	—	4,707
Canada & N.A. Foodservice	3,874	(71)	—	—	3,803

North America	$22,060	$(369)	$—	$—	$21,691

European Union	6,669	(66)	—	—	6,603
Developing Markets	4,527	—	—	—	4,527

International	$11,196	$(66)	$—	$—	$11,130

Kraft Foods	$33,256	$(435)	$—	$—	$32,821

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended March 31,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$772	$—	$—	$—	$772	(0.6)%	2.4%	(12.6	)pp	10.1	pp	4.9	pp
U.S. Cheese	957	—	—	—	957	8.8%	8.8%	(1.3)		1.2		8.9
U.S. Convenient Meals	1,032	—	—	—	1,032	7.5%	7.5%	2.7		2.9		1.9
U.S. Grocery	792	—	—	—	792	1.4%	1.4%	(4.3)		1.5		4.2
U.S. Snacks	1,190	—	(5)	—	1,185	2.7%	3.0%	1.1		(0.3)		2.2
Canada & N.A. Foodservice	1,029	—	—	(86)	943	15.9%	6.8%	3.0		(0.1)		3.9

North America	$5,772	$—	$(5)	$(86)	$5,681	6.0%	5.0%	(2.6)		3.4		4.2

European Union	2,718	(44)	(573)	(228)	1,873	55.4%	9.5%	5.8		2.1		1.6
Developing Markets	1,612	—	(128)	(112)	1,372	43.2%	21.8%	8.5		4.2		9.1

International	$4,330	$(44)	$(701)	$(340)	$3,245	50.6%	14.4%	7.2		2.6		4.6

Kraft Foods	$10,102	$(44)	$(706)	$(426)	$8,926	21.4%	8.3%	0.2	pp	3.8	pp	4.3	pp

2007 Reconciliation
U.S. Beverages	$777	$(23)	$—	$—	$754
U.S. Cheese	880	—	—	—	880
U.S. Convenient Meals	960	—	—	—	960
U.S. Grocery	781	—	—	—	781
U.S. Snacks	1,159	(9)	—	—	1,150
Canada & N.A. Foodservice	888	(5)	—	—	883

North America	$5,445	$(37)	$—	$—	$5,408

European Union	1,749	(39)	—	—	1,710
Developing Markets	1,126	—	—	—	1,126

International	$2,875	$(39)	$—	$—	$2,836

Kraft Foods	$8,320	$(76)	$—	$—	$8,244

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended June 30,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$789	$—	$—	$—	$789	0.1%	3.4%	(4.6	)pp	2.0	pp	6.0	pp
U.S. Cheese	972	—	—	—	972	10.0%	10.0%	(5.1)		(0.3)		15.4
U.S. Convenient Meals	1,089	—	—	—	1,089	7.6%	7.6%	1.7		3.4		2.5
U.S. Grocery	912	—	—	—	912	4.5%	4.5%	(1.8)		(1.0)		7.3
U.S. Snacks	1,272	—	(1)	—	1,271	5.8%	5.7%	(0.7)		(2.3)		8.7
Canada & N.A. Foodservice	1,141	—	—	(83)	1,058	11.8%	4.0%	4.0		(2.6)		2.6

North America	$6,175	$—	$(1)	$(83)	$6,091	6.8%	5.9%	(1.2)		0.1		7.0

European Union	2,914	(28)	(731)	(298)	1,857	58.4%	3.4%	(2.2)		1.5		4.1
Developing Markets	1,781	—	(137)	(128)	1,516	38.0%	17.4%	1.2		3.7		12.5

International	$4,695	$(28)	$(868)	$(426)	$3,373	50.0%	9.3%	(0.3)		2.0		7.6

Kraft Foods	$10,870	$(28)	$(869)	$(509)	$9,464	22.0%	7.1%	(1.0	)pp	0.9	pp	7.2	pp

2007 Reconciliation
U.S. Beverages	$788	$(25)	$—	$—	$763
U.S. Cheese	884	—	—	—	884
U.S. Convenient Meals	1,012	—	—	—	1,012
U.S. Grocery	873	—	—	—	873
U.S. Snacks	1,202	—	—	—	1,202
Canada & N.A. Foodservice	1,021	(4)	—	—	1,017

North America	$5,780	$(29)	$—	$—	$5,751

European Union	1,840	(44)	—	—	1,796
Developing Markets	1,291	—	—	—	1,291

International	$3,131	$(44)	$—	$—	$3,087

Kraft Foods	$8,911	$(73)	$—	$—	$8,838

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Six Months Ended June 30,

($ in millions) (Unaudited)

						% Change		Organic Growth Drivers
	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)	As Restated (GAAP)	Organic (Non- GAAP)	Volume		Mix		Price
2008 Reconciliation

U.S. Beverages	$1,561	$—	$—	$—	$1,561	(0.3)%	2.9%	(8.4	)pp	5.8	pp	5.5	pp
U.S. Cheese	1,929	—	—	—	1,929	9.4%	9.4%	(3.2)		0.5		12.1
U.S. Convenient Meals	2,121	—	—	—	2,121	7.6%	7.6%	2.2		3.2		2.2
U.S. Grocery	1,704	—	—	—	1,704	3.0%	3.0%	(3.0)		0.1		5.9
U.S. Snacks	2,462	—	(6)	—	2,456	4.3%	4.4%	0.2		(1.3)		5.5
Canada & N.A. Foodservice	2,170	—	—	(169)	2,001	13.7%	5.3%	3.5		(1.4)		3.2

North America	$11,947	$—	$(6)	$(169)	$11,772	6.4%	5.5%	(1.9)		1.8		5.6

European Union	5,632	(72)	(1,304)	(526)	3,730	56.9%	6.4%	1.7		1.8		2.9
Developing Markets	3,393	—	(265)	(240)	2,888	40.4%	19.5%	4.5		4.0		11.0

International	$9,025	$(72)	$(1,569)	$(766)	$6,618	50.3%	11.7%	3.2		2.3		6.2

Kraft Foods	$20,972	$(72)	$(1,575)	$(935)	$18,390	21.7%	7.7%	(0.4	)pp	2.3	pp	5.8	pp

2007 Reconciliation
U.S. Beverages	$1,565	$(48)	$—	$—	$1,517
U.S. Cheese	1,764	—	—	—	1,764
U.S. Convenient Meals	1,972	—	—	—	1,972
U.S. Grocery	1,654	—	—	—	1,654
U.S. Snacks	2,361	(9)	—	—	2,352
Canada & N.A. Foodservice	1,909	(9)	—	—	1,900

North America	$11,225	$(66)	$—	$—	$11,159

European Union	3,589	(83)	—	—	3,506
Developing Markets	2,417	—	—	—	2,417

International	$6,006	$(83)	$—	$—	$5,923

Kraft Foods	$17,231	$(149)	$—	$—	$17,082

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Net Revenues

For the Three Months Ended:

($ in millions) (Unaudited)

	As Restated (GAAP)	Impact of Divestitures	Impact of Acquisitions	Impact of Currency	Organic (Non- GAAP)
September 30, 2007 Reconciliation

U.S. Beverages	$712	$(20)	$—	$—	$692
U.S. Cheese	859	—	—	—	859
U.S. Convenient Meals	995	—	—	—	995
U.S. Grocery	757	—	—	—	757
U.S. Snacks	1,220	—	—	—	1,220
Canada & N.A. Foodservice	1,053	(4)	—	(33)	1,016

North America	$5,596	$(24)	$—	$(33)	$5,539

European Union	1,855	(47)	(126)	(110)	1,572
Developing Markets	1,309	—	(3)	(67)	1,239

International	$3,164	$(47)	$(129)	$(177)	$2,811

Kraft Foods	$8,760	$(71)	$(129)	$(210)	$8,350

December 31, 2007 Reconciliation

U.S. Beverages	$713	$(4)	$—	$—	$709
U.S. Cheese	1,122	—	—	—	1,122
U.S. Convenient Meals	938	—	—	—	938
U.S. Grocery	866	—	—	—	866
U.S. Snacks	1,298	—	—	—	1,298
Canada & N.A. Foodservice	1,118	(2)	—	(83)	1,033

North America	$6,055	$(6)	$—	$(83)	$5,966

European Union	2,507	(47)	—	(287)	2,173
Developing Markets	1,581	—	—	(119)	1,462

International	$4,088	$(47)	$—	$(406)	$3,635

Kraft Foods	$10,143	$(53)	$—	$(489)	$9,601

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2007 Reconciliation

U.S. Beverages	$316	$19	$120	$5	$460	54.9%	14.7%
U.S. Cheese	400	75	—	—	475	(39.4)%	(36.6)%
U.S. Convenient Meals	387	35	—	—	422	(6.1)%	(15.8)%
U.S. Grocery	1,012	32	—	—	1,044	(19.3)%	(3.0)%
U.S. Snacks	607	32	—	(12)	627	36.7%	(6.1)%
Canada & N.A. Foodservice	404	52	—	—	456	(5.2)%	(2.1)%

North America	$3,126	$245	$120	$(7)	$3,484	(8.1)%	(9.8)%

European Union	569	152	10	—	731	4.0%	1.7%
Developing Markets	474	50	—	(8)	516	17.6%	4.0%

International	$1,043	$202	$10	$(8)	$1,247	9.8%	2.6%

Unrealized G/(L) on Hedging Activity	16	—	—	—	16	100.0%	100.0%
Corporate Items	(219)	—	—	—	(219)	(11.7)%	(11.7)%

Kraft Foods	$3,966	$447	$130	$(15)	$4,528	(4.5)%	(7.2)%

2006 Reconciliation
U.S. Beverages	$204	$27	$75	$95	$401
U.S. Cheese	660	89	—	—	749
U.S. Convenient Meals	412	89	—	—	501
U.S. Grocery	1,254	48	—	(226)	1,076
U.S. Snacks	444	51	168	5	668
Canada & N.A. Foodservice	426	31	—	9	466

North America	$3,400	$335	$243	$(117)	$3,861

European Union	547	253	170	(251)	719
Developing Markets	403	82	11	—	496

International	$950	$335	$181	$(251)	$1,215

Unrealized G/(L) on Hedging Activity	—	—	—	—	—
Corporate Items	(196)	—	—	—	(196)

Kraft Foods	$4,154	$670	$424	$(368)	$4,880

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended March 31,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$137	$9	$—	$—	$146	(0.7)%	2.8%
U.S. Cheese	115	8	—	—	123	(22.8)%	(22.6)%
U.S. Convenient Meals	105	9	—	—	114	(1.9)%	(3.4)%
U.S. Grocery	240	5	—	—	245	(2.8)%	(3.5)%
U.S. Snacks	96	10	—	—	106	(38.1)%	(29.8)%
Canada & N.A. Foodservice	107	10	—	—	117	35.4%	41.0%

North America	$800	$51	$—	$—	$851	(8.6)%	(6.2)%

European Union	170	38	3	18	229	44.1%	47.7%
Developing Markets	144	9	—	—	153	60.0%	57.7%

International	$314	$47	$3	$18	$382	51.0%	51.6%

Unrealized G/(L) on Hedging Activity	25	—	—	—	25	100.0%+	100.0%+
Corporate Items	(60)	—	—	—	(60)	(15.4)%	(15.4)%

Kraft Foods	$1,079	$98	$3	$18	$1,198	3.8%	7.4%

2007 Reconciliation
U.S. Beverages	$138	$4	$—	$—	$142
U.S. Cheese	149	10	—	—	159
U.S. Convenient Meals	107	11	—	—	118
U.S. Grocery	247	7	—	—	254
U.S. Snacks	155	8	—	(12)	151
Canada & N.A. Foodservice	79	4	—	—	83

North America	$875	$44	$—	$(12)	$907

European Union	118	37	—	—	155
Developing Markets	90	7	—	—	97

International	$208	$44	$—	$—	$252

Unrealized G/(L) on Hedging Activity	8	—	—	—	8
Corporate Items	(52)	—	—	—	(52)

Kraft Foods	$1,039	$88	$—	$(12)	$1,115

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended June 30,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$141	$7	$—	$—	$148	6.8%	7.2%
U.S. Cheese	125	7	—	—	132	50.6%	6.5%
U.S. Convenient Meals	122	(1)	—	—	121	8.0%	3.4%
U.S. Grocery	304	2	—	—	306	10.1%	5.5%
U.S. Snacks	198	3	—	—	201	27.7%	22.6%
Canada & N.A. Foodservice	129	29	—	—	158	17.3%	36.2%

North America	$1,019	$47	$—	$—	$1,066	17.3%	12.3%

European Union	163	43	1	74	281	31.5%	51.1%
Developing Markets	192	31	—	—	223	45.5%	60.4%

International	$355	$74	$1	$74	$504	38.7%	55.1%

Unrealized G/(L) on Hedging Activity	78	—	—	—	78	100.0%+	100.0%+
Corporate Items	(52)	—	—	—	(52)	(10.6)%	(10.6)%

Kraft Foods	$1,400	$121	$1	$74	$1,596	29.4%	29.7%

2007 Reconciliation
U.S. Beverages	$132	$6	$—	$—	$138
U.S. Cheese	83	41	—	—	124
U.S. Convenient Meals	113	4	—	—	117
U.S. Grocery	276	14	—	—	290
U.S. Snacks	155	9	—	—	164
Canada & N.A. Foodservice	110	6	—	—	116

North America	$869	$80	$—	$—	$949

European Union	124	62	—	—	186
Developing Markets	132	15	—	(8)	139

International	$256	$77	$—	$(8)	$325

Unrealized G/(L) on Hedging Activity	4	—	—	—	4
Corporate Items	(47)	—	—	—	(47)

Kraft Foods	$1,082	$157	$—	$(8)	$1,231

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Six Months Ended June 30,

($ in millions) (Unaudited)

						% Change
	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)	As Restated (GAAP)	Excluding Items (Non- GAAP)
2008 Reconciliation

U.S. Beverages	$278	$16	$—	$—	$294	3.0%	5.0%
U.S. Cheese	240	15	—	—	255	3.4%	(9.9)%
U.S. Convenient Meals	227	8	—	—	235	3.2%	0.0%
U.S. Grocery	544	7	—	—	551	4.0%	1.3%
U.S. Snacks	294	13	—	—	307	(5.2)%	(2.5)%
Canada & N.A. Foodservice	236	39	—	—	275	24.9%	38.2%

North America	$1,819	$98	$—	$—	$1,917	4.3%	3.3%

European Union	333	81	4	92	510	37.6%	49.6%
Developing Markets	336	40	—	—	376	51.4%	59.3%

International	$669	$121	$4	$92	$886	44.2%	53.6%

Unrealized G/(L) on Hedging Activity	103	—	—	—	103	100.0%+	100.0%+
Corporate Items	(112)	—	—	—	(112)	(13.1)%	(13.1)%

Kraft Foods	$2,479	$219	$4	$92	$2,794	16.9%	19.1%

2007 Reconciliation
U.S. Beverages	$270	$10	$—	$—	$280
U.S. Cheese	232	51	—	—	283
U.S. Convenient Meals	220	15	—	—	235
U.S. Grocery	523	21	—	—	544
U.S. Snacks	310	17	—	(12)	315
Canada & N.A. Foodservice	189	10	—	—	199

North America	$1,744	$124	$—	$(12)	$1,856

European Union	242	99	—	—	341
Developing Markets	222	22	—	(8)	236

International	$464	$121	$—	$(8)	$577

Unrealized G/(L) on Hedging Activity	12	—	—	—	12
Corporate Items	(99)	—	—	—	(99)

Kraft Foods	$2,121	$245	$—	$(20)	$2,346

Kraft Foods Inc. and Subsidiaries

Reconciliation of GAAP and Non-GAAP Information

Operating Income

For the Three Months Ended:

($ in millions) (Unaudited)

	As Restated (GAAP)	Asset Impairment, Exit and Implementation Costs - Restructuring	Asset Impairments / Other Expenses - Non- Restructuring	(Gains) / Losses on Divestitures, net	Excluding Items (Non- GAAP)
September 30, 2007 Reconciliation

U.S. Beverages	$(12)	$3	$120	$—	$111
U.S. Cheese	91	15	—	—	106
U.S. Convenient Meals	93	11	—	—	104
U.S. Grocery	219	3	—	—	222
U.S. Snacks	157	8	—	—	165
Canada & N.A. Foodservice	131	3	—	—	134

North America	$679	$43	$120	$—	$842

European Union	129	24	—	—	153
Developing Markets	132	13	—	—	145

International	$261	$37	$—	$—	$298

Unrealized G/(L) on Hedging Activity	(6)	—	—	—	(6)
Corporate Items	(49)	—	—	—	(49)

Kraft Foods	$885	$80	$120	$—	$1,085

December 31, 2007 Reconciliation

U.S. Beverages	$58	$6	$—	$5	$69
U.S. Cheese	77	9	—	—	86
U.S. Convenient Meals	74	9	—	—	83
U.S. Grocery	270	8	—	—	278
U.S. Snacks	140	7	—	—	147
Canada & N.A. Foodservice	84	39	—	—	123

North America	$703	$78	$—	$5	$786

European Union	198	29	10	—	237
Developing Markets	120	15	—	—	135

International	$318	$44	$10	$—	$372

Unrealized G/(L) on Hedging Activity	10	—	—	—	10
Corporate Items	(71)	—	—	—	(71)

Kraft Foods	$960	$122	$10	$5	$1,097